SAFECO LEADERSHIP PERFORMANCE PLAN


                            Effective January 1, 2002

                       (As last amended November 2, 2004)

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                                TABLE OF CONTENTS
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SECTION 1: PURPOSE.......................................................................................3

SECTION 2: DEFINITIONS...................................................................................4
         2.1      Business Unit..........................................................................4
         2.2      Change in Control......................................................................4
         2.3      Committee..............................................................................4
         2.4      Company................................................................................4
         2.5      Corporate..............................................................................4
         2.6      Corporation............................................................................4
         2.7      Disability.............................................................................4
         2.8      Effective Date.........................................................................4
         2.9      Eligible Employee......................................................................4
         2.10     Employee...............................................................................5
         2.11     Incentive Award........................................................................5
         2.12     Minimum Financial Requirement..........................................................5
         2.13     Participant............................................................................5
         2.14     Performance Period.....................................................................5
         2.15     Plan...................................................................................5
         2.16     Retirement.............................................................................5
         2.17     Salary.................................................................................5
         2.18     Senior Leadership......................................................................6
         2.19     Target Award...........................................................................6

SECTION 3: PARTICIPATION.................................................................................6
         3.1      Eligible Employees.....................................................................7
         3.2      Participation Date.....................................................................7
         3.3      Rehired Eligible Employees.............................................................7

SECTION 4: INCENTIVE POOL................................................................................8
         4.1      Funding Performance Measures...........................................................8
         4.2      Incentive Pool Calculation.............................................................8

SECTION 5: INCENTIVE AWARDS.............................................................................10
         5.1      Calculation of Incentive Award........................................................10
         5.2      Condition Precedent to Payment of Incentive Award.....................................11
         5.3      Payment of Incentive Award............................................................11
         5.4      Termination of Employment.............................................................11
         5.5      Partial Year Participation............................................................12

SECTION 6: ADMINISTRATION...............................................................................13
         6.1      Activities, Duties and Responsibilities of the Committee..............................13
         6.2      Notices...............................................................................13
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SECTION 7: AMENDMENT AND TERMINATION....................................................................14
         7.1      Amendment and Termination of the Plan.................................................14

SECTION 8: MISCELLANEOUS................................................................................15
         8.1      Tax Withholding.......................................................................15
         8.2      Continuation of Employment............................................................15
         8.3      Products and Underwriting.............................................................15
         8.4      No Trust or Fund......................................................................15
         8.5      Governing Law; Severability...........................................................15
         8.6      Spendthrift Clause....................................................................16
         8.7      Entire Plan...........................................................................16
         8.8      Effective Date and Term...............................................................16
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SECTION 1: PURPOSE

The purpose of the Safeco Leadership Performance Plan (the "Plan") is to provide certain managers and other salaried employees of the Company with the opportunity to earn an incentive bonus based on achievement of specified performance goals during a Performance Period, thereby motivating participating employees to achieve company financial and operational objectives.


SECTION 2: DEFINITIONS

2.1       Business Unit

          "Business Unit" means the following operating organizations of Safeco Corporation's subsidiaries: Life & Investments, Property & Casualty, Safeco Business Insurance, Safeco Personal Insurance, and Surety.

2.2       Change in Control

          "Change in Control" has the meaning set forth in the Safeco Long-Term Incentive Plan of 1997, or any successor plan thereto.

2.3       Committee

          "Committee" means the Compensation Committee of the Safeco Corporation Board of Directors.

2.4       Company

          "Company" means collectively Safeco Corporation and its subsidiaries.

2.5       Corporate

          "Corporate" means the overall administrative organization for the Corporation, which organization supports and is distinct from the Business Units.

2.6       Corporation

          "Corporation" means the Safeco Corporation.

2.7       Disability

          "Disability" has the meaning set forth in the Safeco 401(k)/Profit Sharing Retirement Plan or any successor plan thereto.

2.8       Effective Date

          "Effective Date" has the meaning set forth in Section 8.8.

2.9       Eligible Employee

          "Eligible   Employee"   means  an  Employee  who  has   satisfied  the
          eligibility criteria of Section 3.1.
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2.10      Employee

          "Employee" means any person who is employed on a salaried basis other than someone who is (a) a non-union hourly Employee, (b) included in a unit of persons covered by a collective bargaining agreement, or (c) is a leased employee within the meaning of Internal Revenue Code section 414(n)(2).

2.11      Incentive Award

          "Incentive Award" means the annual amount awarded to an Eligible Employee under the Plan pursuant to Section 5.1.

2.12      Minimum Financial Requirement

          "Minimum Financial Requirement" means an overall financial result established for the Corporation by the Committee below which no Incentive Awards are made under the Plan, unless at the discretion of the Committee.

2.13      Participant

          "Participant"   means  an  Eligible   Employee   who   qualifies   for
          participation as provided in Section 3.2 and 3.3.

2.14      Performance Period

          "Performance Period" means the calendar year period during which performance goals are established and an Eligible Employee's performance is measured in order to determine whether the Eligible Employee is eligible for an Incentive Award.

2.15      Plan

          "Plan" means this Safeco Leadership Performance Plan.

2.16      Retirement

          "Retirement" has the meaning set forth in the Safeco 401(k)/Profit Sharing Retirement Plan or any successor plan thereto.
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2.17      Salary

          "Salary" means for each Performance Period the total of all amounts the Employer paid to an Employee for personal services, including:

          (a)  Base salary;

          (b) Amounts paid to an Employee while on an Authorized Leave of Absence or short term disability; and

          (c) Any pre-tax Employee contributions made by the Employer on behalf of the Employee for the Plan Year to the Safeco Flexible Benefits Program, the Safeco 401(k)/Profit Sharing Retirement Plan, or the Safeco Deferred Compensation Plan for Executives;

         but excluding:

          (d)  Amounts paid for overtime;

          (e) All Employer contributions to deferred compensation or other fringe benefit plans;

          (f) Cash incentives and bonuses paid, accrued or earned under any incentive compensation plan;

          (g)  Long-term disability benefits;

          (h)  Severance pay; and

          (i)  Any other payments or benefits.

2.18      Senior Leadership Team

          "Senior Leadership Team" means the Senior Leadership Team appointed from time to time by the Corporation's Chief Executive Officer.

2.19      Target Award

          "Target Award" means the value, stated as a percentage of Salary or as a dollar amount, which represents the expected payment for a position when Corporate, Business Unit and personal goals are achieved.

          In the event of an Employee's position change during a Performance Period (e.g. promotion, reclassification, or transfer), the Target Award for that Performance Period may be adjusted. If the Employee's position change results in a move from one Target Award to another, or from another company-sponsored incentive plan to the Plan, the Employee's Target Award will be blended ("Blended Target Award"). The Blended Target Award is based on the number of calendar days spent at each Target Award level. The Blended Target Award is applied to the Employee's total Salary for the Performance Period. Where an incentive plan does not have a defined target award, the target award will be 0% for the purpose of the Blended Target Award calculation.
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SECTION 3: PARTICIPATION

3.1       Eligible Employees

          An Employee of the Company shall be eligible to participate in the Plan if he or she:

          (a) is a key management employee, or a non-management employee holding a key leadership position with the Company as determined at the discretion of the Corporation's Chief Executive Officer or a Business Unit President;

          (b) occupies a position that is assigned to a leadership job band within the Corporation's compensation structure; and

          (c) is not eligible to participate concurrently in the Safeco Success Sharing Plan or any other Company-sponsored variable pay or incentive bonus plan. Provided however, that the Committee may extend participation in the Plan to any Employee in its sole discretion.



3.2       Participation Date

          An Eligible Employee shall commence participation on the later of:

          (a)  the Effective Date;

          (b) the date when transferred or promoted from an ineligible position into a Plan-eligible position;

          (c) if hired by the Company after September 30 in a Performance Period, January 1 of the next following Performance Period.

3.3       Rehired Eligible Employees

          An individual who terminates employment and is rehired during the same Performance Period and who satisfies the eligibility criteria of
          Section 3.1 shall be eligible to participate in the Plan for such Performance Period only if he or she has been employed for at least 90 consecutive days during such Performance Period.
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SECTION 4: INCENTIVE POOL

4.1       Funding Performance Measures

          (a) The Committee shall establish Corporate and Business Unit funding performance measures ("Funding Performance Measures") and a Corporation Minimum Financial Requirement for each Performance Period on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. Funding Performance Measures may include performance criteria for the Corporation, a subsidiary, a Business Unit, an operating group, or a division of the Company or a subsidiary.

          (b) During any Performance Period, the Committee may adjust the Funding Performance Measures for such Performance Period as it deems equitable in recognition of unusual or nonrecurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

          (c) The Funding Performance Measures shall be any one or a combination of net income, earnings per share, return on equity, return on assets, stock price appreciation, total shareholder return, cash flow, revenues, item count, market share, assets, assets under management, any profit-related ratio or calculation, or any growth, concentration-of-business or market-share ratio or calculation. Such Funding Performance Measures may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals, or relative to levels attained in prior years.

          (d) The Committee will establish Funding Performance Measures and the Minimum Financial Requirement not later than 90 days after the beginning of the Performance Period.

4.2       Incentive Pool Calculation

          For each Performance Period, the Committee shall establish a target incentive pool based on the sum of Target Awards and Blended Target Awards for all Corporate Participants. The Committee shall further establish Business Unit target incentive pools based on the sum of Target Awards and Blended Target Awards for all Business Unit Participants. The target incentive pools, Target Awards and Blended Target Awards shall then be adjusted as follows:

          (a) for Corporate, the target incentive pool, Target Awards and Blended Target Awards shall be adjusted based on Corporate performance results relative to Corporate Funding Performance Measures established under Section 4.1; and
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          (b)  for Business Units, the target incentive pool,  Target Awards and
               Blended Target Awards shall be adjusted based on a combination of Corporate and relevant Business Unit results relative to Funding Performance Measures established under Section 4.1.

          (c)  Target  Awards and Blended  Target  Awards  adjusted  pursuant to
               Section 4.2 (a) and (b) shall be defined as "Modified Target Awards."

          (d) in no event may any incentive pool be adjusted in excess of 200% of the target incentive pool.

          After such adjustments, the incentive pools shall be allocated among Corporate and the Business Units in order to calculate Incentive Awards to Participants.
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SECTION 5: INCENTIVE AWARDS

5.1       Calculation of Incentive Award

          (a) The Participant's Incentive Award for a Performance Period shall be based on (1) the amount of the incentive pool (if any) for the relevant Corporate or Business Unit assignment, (2) the Participant's paid Salary during the Performance Period, (3) the Participant's Target Award, and (4) individual performance measures.

               In the event that a Participant moves from one target award to another or from another company-sponsored incentive plan to the Plan, providing that the Employee meets the definition of Participant in the Plan, the Employee's Target Award will be blended as indicated in Section 2.19. The Participant's Incentive Award for the Performance Period shall be based on (1) the amount of the incentive pool (if any) for the relevant Corporate or Business Unit assignment as of the last day as a Participant, or the last day of employment for eligible terminated employees, (2) the Participant's total paid Salary during the Performance Period, (3) the Participant's Blended Target Award, and (4) individual performance.

               As soon as practical after the end of a Performance Period, the Participant's management shall assess individual performance by measuring results attributable to performance goals established for the Performance Period. Such performance goals may represent any combination and weighting of Business Unit, operating group, division, unit or individual objectives. Assessment of results shall occur through application of Company-approved performance evaluation tools.

          (b) In the event that the performance of Corporate or a Business Unit does not meet the threshold level of performance to result in the funding of an incentive pool under Section 4.2, an Incentive Award may nonetheless be paid to a Participant in the discretion of the Committee or the Corporation's Chief Executive Officer; provided, however, that the Incentive Award shall not exceed 25% of the Participant's Target Award. No Incentive Awards may be granted under the Plan unless the Corporation's Minimum Financial Requirement has been satisfied.

          (c) In no event may the Participant's Incentive Award exceed 200% of his or her Modified Target Award, as indicated in Section 4.2, without the approval of the Committee.
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5.2       Condition Precedent to Payment of Incentive Award

          To receive an Incentive Award under Section 5.1, except as stated in Sections 5.4 and 5.5, a written performance evaluation must have first been completed for the Participant and the Employee must have been a Participant as of the last day of the Performance Period and remain continuously employed with the Company through the date of the payment of the Incentive Award.

5.3       Payment of Incentive Award

          Subject to the conditions set forth below, Incentive Awards shall be paid to Participants in a lump sum as soon as administratively feasible after the close of the Performance Period. Such payment shall consist of 100% cash; provided, however:

          (a) The Committee may direct that selected Participants receive all or a portion of their respective Incentive Awards as a grant under the Safeco Long-Term Incentive Plan of 1997 or any successor plan thereto. The actual amount of such a grant will be determined pursuant to any reasonable methodology chosen by the Committee. The Committee, in accordance with the Safeco Long-Term Incentive Plan of 1997, shall have full and final authority to establish the terms, conditions and definitions that govern such grants.

          (b)  The  Committee   may  permit   deferral  of  some  or  all  of  a
               Participant's Incentive Award to the Safeco Deferred Compensation Plan for Executives in accordance with such plan's terms.

5.4       Termination of Employment

          If an Employee's employment with the Company terminates prior to the date of the payment of the Incentive Award, he or she shall not be entitled to an Incentive Award; provided, however:

          (a) in the event the Participant's employment with the Company terminates during the Performance Period, or following the end of the Performance Period but before the payment of the Incentive Award is made, on account of Retirement, death or Disability, the Participant (or his or her estate) will be entitled to receive an Incentive Award based on (1) the Modified Target Award, and (2) his/her Salary for the portion of the Performance Period(s) in which the Participant was actively employed with the Company. Individual performance measures are not a factor.

          (b) In the event the Participant's employment with the Company is involuntarily terminated by the Company due to a reduction in force, office closure or other organizational change, and the Participant is entitled to severance under the Safeco Employees' Severance Plan and meets the criteria for participation under that plan, the Participant will be entitled to receive an Incentive Award based on (1) the Modified Target Award, and (2) his/her Salary for the portion of the Performance Period(s) in which the Participant was actively employed with the Company. Individual performance measures are not a factor.
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          (c)  In the event the  employment of a Participant  who has executed a
               Change in Control Severance Agreement is terminated without cause (as determined in the sole discretion of the Committee) during the Performance Period by the Company (or an acquirer corporation
               or  affiliate  thereof)  following  a  Change  in  Control,   the
               Participant shall be eligible to receive an Incentive Award for the entire Performance Period, calculated and paid in accordance with Section 6.1(c) of the Change in Control Agreement.

5.5       Partial Year Participation

          If an Employee who has been a Participant in the Plan for any portion of the Performance Period terminates from the Plan and remains continuously employed with the Company through the date of the payment of the Incentive Award, such Employee shall be entitled to a pro-rated Incentive Award for such Performance Period, calculated pursuant to Sections 2.19 and 5.1, with the exception of Employees who move from the Plan to the Success Sharing Plan (SSP). These Employees' incentive award, if any, will be calculated pursuant to Safeco's Success Sharing Plan.
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SECTION 6: ADMINISTRATION

6.1       Activities, Duties and Responsibilities of the Committee

          This Plan shall be administered by the Committee. The Committee shall have exclusive authority, in its discretion, to determine all matters relating to Incentive Awards under the Plan. The Committee shall also have exclusive authority to interpret the Plan and may from time to time adopt and change rules and regulations of general application for the Plan's administration. The Committee's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Committee pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Committee may delegate administrative duties to the Company's officers or managers.

6.2       Notices

          All notices and communications to the Committee in connection with this Plan shall be in writing, shall be delivered by first class mail, by courier or by hand, shall be addressed to the Committee at the following address: Safeco Leadership Performance Plan, Attn: Corporate Compensation and Benefits, Safeco Corporation, Safeco Plaza, 4333 Brooklyn N.E., Seattle, WA 98185, and shall be deemed to have been given and delivered only upon actual receipt by the Committee. All notices and communications to an Eligible Employee shall be in writing and shall be delivered via paper or electronic media as determined by the Company.

SECTION 7: AMENDMENT AND TERMINATION

7.1       Amendment and Termination of the Plan

          The Committee shall each have the right to amend or terminate the Plan at any time and to discontinue (either temporarily or permanently) the distribution of Incentive Awards; provided, however, that no amendment or termination of the Plan shall adversely affect an Eligible Employee's right to payment of an Incentive Award that was earned and awarded prior to the date of the amendment or termination.

SECTION 8: MISCELLANEOUS

8.1       Tax Withholding

          The Company shall withhold from Incentive Awards all amounts necessary to satisfy applicable federal, state and local withholding tax requirements.

8.2       Continuation of Employment

          The existence of the Plan does not create any employment contract, any guarantee of continued employment, or any right or assurance as to any minimum length of employment. An Eligible Employee's employment may be terminated at any time, with or without reason and with or without prior notice, at the option of the Company or the Eligible Employee.

8.3       Products and Underwriting

          The Company reserves the right to withdraw existing products from distribution, reassign distribution of specific products, make new products available, adjust production credit, revise its business plans and strategies and modify its underwriting, reserves, claims, employment and other practices and policies without the Eligible Employee's consent and without adjusting the performance measures.

8.4       No Trust or Fund

          The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or to create any trusts, and no Eligible Employee shall have any rights that are greater than those of a general unsecured creditor of the Company.

8.5       Governing Law; Severability

          The Plan shall be governed by the laws of the State of Washington, without regard to its choice of law or conflict of law provisions. The federal and state courts in King County, Washington, shall have exclusive jurisdiction and venue to resolve issues that may arise out of or relate to the Plan. If any provision of the Plan is held to be invalid or unenforceable, such invalidity or unenforceability shall in no way affect the validity or enforceability of any other Plan provision.

8.6       Spendthrift Clause

          Except as may be otherwise provided by law, no benefit, payment or distribution under the Plan, or right to receive such a benefit, payment or distribution, shall be subject either to the claim of any creditor of an Eligible Employee or to attachment, garnishment, levy, execution or other legal or equitable process by any creditor of such person. No Eligible Employee shall have any right to alienate, commute, anticipate or assign (either in law or equity) all or any portion of any benefit, payment or distribution under the Plan.

8.7       Entire Plan

          The Plan contains the entire understanding and undertaking of the Company with respect to the provision of an incentive plan for Eligible Employees and, as to that subject, supersedes any and all prior and contemporaneous undertakings, agreements, understandings, practices, policies, inducements or conditions, whether express or implied, oral or written, except as herein contained.

8.8       Effective Date and Term

          The effective date of the Plan is January 1, 2002. The Plan shall continue from year to year until terminated in accordance with Section 7.